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                                                                    Exhibit 10.4



                         SECOND AMENDMENT OF AGREEMENT

         WHEREAS, Orion L. Hoch (hereinafter called Hoch) and Litton Industries, Inc.(hereinafter called Litton) executed an agreement on February 15, 1983 and an amendment thereof on November 4, 1983 relative to the services and compensation of Hoch, and

         WHEREAS, substantial changes where made to the Litton's cash incentive plan which necessitate amendment hereof:

         NOW, THEREFORE, the parties hereto agree to amend their agreement, as amended, as follows.

1. Section 13(i)(2) is deleted and the following is substituted in lieu thereof:
                          (2) except as limited herein, the amount paid to Hoch
                 during such three 12-month periods under the Litton Industries, Inc., Performance Award Plan; provided, however, if more than one payment is made to Hoch under the Performance Award Plan during any of the three specified periods, only the largest payment made during any single specified period shall be taken into account."

         IN WITNESS WHEREOF, the parties have executed this amendment of agreement on this 21st day of January, 1994.

                                               LITTON INDUSTRIES INC.



                                               By: /s/ J. T. Casey
                                                   ___________________________
ATTEST:

/s/ Virginia S. Young
__________________________                         /s/ O. L. Hoch
                                                   ___________________________
ATTEST:                                            ORION L. HOCH

/s/ Virginia S. Young
__________________________






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                                 EXH. 10.4-1